DocuSign Envelope ID: FF17D149-EFCD-43B6-83D6-F05D41796499

Exhibit10.1

Amendment No. 1 to Amended and Restated Limited Partnership Agreement

of Cantor Fitzgerald Income Trust Operating Partnership, LP

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF CANTOR FITZGERALD INCOME TRUST OPERATING PARTNERSHIP, LP, dated May 11, 2020, is between Cantor Fitzgerald Income Trust, Inc. (f/k/a Rodin Global Property Trust, Inc.), a Maryland corporation (the "General Partner"), and the Limited Partners set forth on Exhibit A attached thereto, as amended from time to time (the "Amended and Restated Operating Partnership Agreement''). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Operating Partnership Agreement.

WHEREAS, the parties entered into that certain Amended and Restated Operating Partnership Agreement dated as of August 10, 2020; and

WHEREAS, the parties desire to enter into this Amendment No. 1 to the Amended and Restated Operating Partnership Agreement to provide for automatic conversion of Class T Units, Class S Units and Class D Units under certain circumstances.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which   are hereby acknowledged, the parties hereto agree as follows:

1The following is added as a new Section 4.11 of the Amended and Restated Operating Partnership Agreement:

Section 4.11. Conversion of Class T Units, Class S Units and Class D Units.

If there are any distribution fees payable directly with respect to any Class T Units, Class S Units or Class D Units, Class T Units will automatically convert to Class I Units at the Class T Conversion Rate, Class S Units will automatically convert to Class I Units at the Class S Conversion Rate and Class D Units will automatically convert to Class I Units at the Class D Conversion Rate at the end of the month in which the General Partner determines that total distribution fees paid with respect to such Class T Units, Class S Units or Class D Units held by a Limited Partner (other than Cantor Fitzgerald Income Trust, Inc. in its capacity as the Limited Partner) within his or her account would exceed, in the aggregate, 8.75% of the initial NAV of the Class T Units, Class S Units or Class D Units held in such Limited Partner's account.

2This Amendment constitutes an amendment to the Amended and Restated Operating Partnership Agreement. Except as set forth in this Amendment, all of the provisions of the Amended and Restated Operating Partnership Agreement shall continue in full force and effect in accordance with their terms. In the event of any conflict between the provisions of the Amended and Restated Operating Partnership Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

3This Amendment (a) shall be binding upon the parties and their respective successors and assigns, (b) may be executed in several counterparts, each of which counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (c) together with the Amended and Restated Operating Partnership Agreement, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

[Signature Page Follows]

DocuSign Envelope ID: FF17D149-EFCD-43B6-83D6-F05D41796499

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

GENERAL PARTNER:
Cantor Fitzgerald Income Trust, Inc.

By:	Christopher Milner
Name:	Christopher A. Milner
Title:	President

LIMITED PARTNER:
Cantor Fitzgerald Income Trust, Inc.

By:	Christopher Milner
Name:	Christopher A. Milner
Title:	President

SPECIAL LIMITED PARTNER
Cantor Fitzgerald Income Trust OP Holdings, LLC
By:	Cantor Fitzgerald Investors, LLC

By:	Christopher Milner
Name:	Christopher A. Milner
Title:	President